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                                                                   EXHIBIT 10(i)

                       Consent of Independent Accountants


   We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement of Massachusetts Mutual Variable Annuity Separate Account 4 on Form N-4 (File No. 333-81015) of our report, which includes explanatory paragraphs relating to the use of statutory accounting practices, which practices differ from generally accepted accounting principles, dated February 25, 1999 relating to the financial statements of Massachusetts Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the caption "Experts" in the Statement of Additional Information in such Registration Statement.

                                          PricewaterhouseCoopers LLP

Hartford, Connecticut
September 17, 1999